UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 10, 2004

Southwall Technologies Inc.

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(Exact name of registrant as specified in its charter)

Delaware

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(State of incorporation or organization)

015930	94-2551470
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(Commission File Number)	(I.R.S. Employer Identification No.)

3975 East Bayshore Road, Palo Alto, California 94303

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(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (650) 962-9111

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Item 5. Other Events.

On February 9, 2004, Southwall Technologies Inc. ("Southwall") issued a press release announcing the appointed Maury Austin as interim chief financial officer, effective February 9, 2004. The appointment of Mr. Austin is considered interim until a permanent chief financial officer is selected.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release, dated February 9, 2004, issued by Southwall Technologies Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

Date: February 10, 2004	By: /s/ Thomas G. Hood____________
Thomas G. Hood
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 9, 2004, issued by Southwall Technologies Inc.